UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

PENNANTPARK INVESTMENT CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-00736	20-8250744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1691 Michigan Avenue
Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (786) 297-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PNNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K of PennantPark Investment Corporation (the “Company”) originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 6, 2025 (the “Initial 8-K”). The sole purpose for filing this Form 8-K/A is to update certain information contained in Item 8.01 of the Initial 8-K, as described below.

Item 8.01 Other Events.

On May 2, 2025, Pennant Park Investment Corporation (the “Company”) filed an amendment to its Annual Report on Form 10-K for the year ended September 30, 2024 to provide audited financial statements for JF Holdings Corp. (“JF Holdings”), an unconsolidated portfolio company of the Company, for the years ended December 31, 2024 and 2023 (as Exhibit 99.3), and audited financial statements for JF Holdings for the years ended December 31, 2023 and 2022 (as Exhibit 99.2) (collectively, the “Impacted Financial Statements”). The Company filed the Impacted Financial Statements for JF Holdings pursuant to Rule 3-09 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.

By letter dated May 15, 2025, BDO USA, P.C. (“BDO”), JF Holdings’ independent registered public accounting firm, advised the Chief Financial Officer of the Company that the Impacted Financial Statements reflect the application of accounting principles that do not satisfy generally accepted accounting principles applicable to SEC-registered companies, including the requirements of Rule 3-09, namely the election to amortize goodwill, and should not be relied on.

As a result, BDO advised that appropriate action should be taken to prevent further reliance on the Impacted Financial Statements. Following due inquiry and discussion with BDO, the Company is making disclosure herewith to prevent such reliance.

The Impacted Financial Statements do not impact the Company’s previously issued audited financial statements, for the fiscal year ended September 30, 2024, or the opinion issued by RSM US LLP, the Company’s registered public accounting firm, thereon or the unaudited financial statements for the fiscal quarters ended December 31, 2024, March 31, 2025 and June 30, 2025. Management believes that the Company’s audited consolidated financial statements contained in the Company’s previously filed Form 10-K for the fiscal year ended September 30, 2024 and its unaudited financial statements contained in its previously filed Form 10-Qs for the fiscal quarters ended December 31, 2024, March 31, 2025 and June 30, 2025 may continue to be relied on, including with respect to the disclosures relating to JF Holdings and its subsidiaries contained therein.

In addition, based on discussion among the Company, JF Holdings and BDO subsequent to June 6, 2025, JF Holdings concluded that, because BDO performed work on JF Holdings’ income tax provision during the periods covered by the Impacted Financial Statements, BDO was not independent of JF Holdings during the applicable periods under Public Company Accounting Oversight Board (“PCAOB”) standards at the time that it issued its audit reports included in the Impacted Financial Statements.

The Company is exploring with JF Holdings and BDO an amendment to the Impacted Financial Statements to comply with the requirements of Rule 3-09 and the PCAOB Standards, and is also exploring other approaches, including seeking relief from the SEC with respect to amending the Impacted Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennantPark Investment Corporation

Date:	October 10, 2025	By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr. Chief Financial Officer & Treasurer